Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports First Quarter 2010 Financial Results

Grows Revenues for Fourth Straight Quarter to $95.8 Million; Achieves Positive Cash Flow; Adds Five

New Customers

Sunnyvale, CA, April 20, 2010 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the first quarter ended March 27, 2010.

•	GAAP revenues for the first quarter of 2010 were $95.8 million compared to $90.2 million in the fourth quarter of 2009 and $66.6 million in the first quarter of 2009.

•

GAAP gross margins for the quarter were 39% compared to 38% in the fourth quarter of 2009 and 30% in the first quarter of 2009. GAAP net loss for the quarter was $20.0 million, or $(0.21) per share, compared to $18.7 million, or $(0.19) per share, in the fourth quarter of 2009 and $24.3 million, or $(0.26) per share, in the first quarter of 2009.

•

Non-GAAP gross margins for the first quarter of 2010 were 41% compared to 40% in the fourth quarter of 2009 and 31% in the first quarter of 2009, excluding restructuring and other related costs and non-cash stock-based compensation. Non-GAAP net loss for the first quarter of 2010 was $7.0 million, or $(0.07) per share, compared to net loss of $6.5 million, or $(0.07) per share in the fourth quarter of 2009 and net loss of $17.6 million, or $(0.19) per share, in the first quarter of 2009.

Management Commentary

“Our solid first quarter results demonstrate that market demand remains strong for Infinera’s PIC-based networks, which provide the optical industry’s most cost-effective solution and most advanced intelligent bandwidth management capabilities,” said Tom Fallon, president and chief executive officer. “In the first quarter of 2010, we grew revenue for the fourth consecutive quarter, improved gross margins for the third consecutive quarter and had record bookings for the second quarter in a row.

“Against the backdrop of an improving technology spending environment, business activity is healthy across all our major markets and customer segments,” said Fallon. “During the first quarter we added five new customers to our roster including one of Japan’s top three service providers, and we continued to grow our footprint across an expanded set of market opportunities.”

The company also noted the following developments:

•

With the addition of the five new customers this quarter, the company’s total customer count is 74. Among the new customers, three were from North America, one from Europe and one from Asia. The new Asia-based customer has begun Infinera deployments in both Asia and North America.

•	One new ATN win this quarter which brings the company’s total ATN customer count to seven, six of which are existing DTN customers.

•

The company won expanded footprint with existing customers including a new significant opportunity with an existing Tier One account for a Latin American deployment, as well as an expanded relationship with another customer that will include participating in a series of large overbuilds in a global capacity expansion.

•	The Company generated $2.3 million of cash from operations for the quarter.

•

The top 5 customers for the quarter included Level 3, two additional established carriers and two of the world’s largest internet content providers. Level 3 and one of the leading internet content providers were 10% or greater customers at 22% and 16% of revenue, respectively.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its first quarter results and second quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-866-395-9179. International parties can access the replay at 1-203-369-0503.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our belief that the market demand for our solutions and systems remain strong, our belief that our PIC-based network provides the optical industry’s most cost-effective solution and most advanced intelligent bandwidth management capabilities, our belief that we are seeing an improvement in the technology spending environment, our belief that business activity is healthy across all our major markets and customer segments, and our belief that we are continuing to grow our footprint across an expanded set of market opportunities. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on March 1, 2010, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Use of Non-GAAP financial information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our first quarter 2010 results, including an estimate of non-GAAP earnings for the second quarter of 2010 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 27, 2010	March 28, 2009
Revenue:
Product	$86,167	$59,148
Ratable product and related support and services	1,614	1,469
Services	7,979	5,963

Total revenue	95,760	66,580
Cost of revenue (1):
Cost of product	55,440	43,865
Cost of ratable product and related support and services	755	730
Cost of services	2,542	2,015
Restructuring credit related to cost of revenue	(93)	—

Total cost of revenue	58,644	46,610

Gross profit	37,116	19,970
Operating expenses (1):
Research and development	28,483	22,034
Sales and marketing	13,037	11,123
General and administrative	15,737	10,127
Restructuring and other costs	161	—

Total operating expenses	57,418	43,284

Loss from operations	(20,302)	(23,314)

Other income (expense), net:
Interest income	485	918
Other gain (loss), net:	(316)	(1,814)

Total other income (expense), net	169	(896)

Loss before provision of income taxes	(20,133)	(24,210)
Provision for (benefit from) income taxes	(142)	118

Net loss	$(19,991)	$(24,328)

Net loss per common share, basic and diluted	$(0.21)	$(0.26)

Weighted average shares used in computing basic and diluted net loss per common share	97,276	94,275

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 27, 2010 and March 28, 2009:

	Three Months Ended
	March 27, 2010	March 28, 2009

Cost of revenue	$569	$379
Research and development	3,423	1,732
Sales and marketing	1,847	1,414
General and administration	5,709	2,645

	11,548	6,170
Cost of revenue - amortization from balance sheet*	1,362	566

Total stock-based compensation expense	$12,910	$6,736

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 27, 2010	December 26, 2009	March 28, 2009
Reconciliation of Gross Profit:
U.S. GAAP as reported	$37,116	$34,167	$19,970
Restructuring and other related costs(1)	(93)	302	—
Stock-based compensation(2)	1,931	1,704	945

Non-GAAP as adjusted	$38,954	$36,173	$20,915

Reconciliation of Gross Margin:
U.S. GAAP as reported	39%	38%	30%
Restructuring and other related costs(1)	—%	—%	—%
Stock-based compensation(2)	2%	2%	1%

Non-GAAP as adjusted	41%	40%	31%

Reconciliation of Net Loss:
U.S. GAAP as reported	$(19,991)	$(18,651)	$(24,328)
Restructuring and other related costs(1)	68	515	—
Stock-based compensation(2)	12,910	11,641	6,736

Non-GAAP as adjusted	$(7,013)	$(6,495)	$(17,592)

Reconciliation of Net Loss per Common Share:
U.S. GAAP as reported	$(0.21)	$(0.19)	$(0.26)
Restructuring and other related costs(1)	—	0.01	—
Stock-based compensation(2)	0.14	0.11	0.07

Non-GAAP as adjusted	$(0.07)	$(0.07)	$(0.19)

Weighted average shares used in computing basic and diluted net loss per common share:	97,276	96,573	94,275

(1)

Adjustment amount represents restructuring and other related costs recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended
	March 27, 2010			December 26, 2009
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(15)	$55	$40	$(157)	$57	$(100)
Equipment and facility-related costs	(78)	—	(78)	459	(255)	204
Lease termination	—	106	106	—	411	411

Total	$(93)	$161	$68	$302	$213	$515

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended
	March 27, 2010	December 26, 2009	March 28, 2009

Cost of revenue	$569	$515	$379
Research and development	3,423	3,236	1,732
Sales and marketing	1,847	1,782	1,414
General and administration	5,709	4,919	2,645

	11,548	10,452	6,170
Cost of revenue - amortization from balance sheet*	1,362	1,189	566

Total stock-based compensation expense	$12,910	$11,641	$6,736

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	March 27, 2010	December 26, 2009
ASSETS
Current assets:
Cash and cash equivalents	$104,817	$109,859
Short-term investments	160,239	143,350
Short-term restricted cash	1,533	1,533
Accounts receivable	59,382	70,410
Inventories, net	72,016	68,872
Deferred inventory costs	5,830	5,891
Prepaid expenses and other current assets	9,415	8,313

Total current assets	413,232	408,228

Property, plant and equipment, net	44,060	43,656
Deferred inventory costs, non-current	6,024	4,438
Long-term investments	8,261	18,255
Long-term restricted cash	2,383	2,480
Deferred tax asset	10,849	12,449
Other non-current assets	2,385	2,439

Total assets	$487,194	$491,945

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$33,545	$31,129
Accrued expenses	15,797	13,929
Accrued compensation and related benefits	12,629	19,248
Accrued warranty	5,853	6,091
Deferred revenue	20,277	18,295
Deferred tax liability	11,049	12,649

Total current liabilities	99,150	101,341

Accrued warranty, non-current	4,797	5,049
Deferred revenue, non-current	8,352	8,080
Other long-term liabilities	8,625	8,968

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of March 27, 2010 and December 26, 2009
Issued and outstanding shares – 97,794 as of March 27, 2010 and 96,874	98	97
as of December 26, 2009
Additional paid-in capital	764,846	747,580
Accumulated other comprehensive loss	(1,323)	(1,810)
Accumulated deficit	(397,351)	(377,360)

Total stockholders’ equity	366,270	368,507

Total liabilities and stockholders’ equity	$487,194	$491,945

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 27, 2010	March 28, 2009
Cash Flows from Operating Activities:
Net loss	$(19,991)	$(24,328)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,983	3,878
Amortization of premium on investments	540	14
Stock-based compensation expense	12,910	6,736
Unrealized loss on Put Rights	2,104	1,967
Unrealized holding gain for trading securities	(2,104)	(972)
Non-cash tax benefit	(270)	—
Loss (gain) on disposal of assets	60	(15)
Other gain	(25)	—
Changes in assets and liabilities:
Accounts receivable	11,028	24,659
Inventories, net	(3,209)	(4,880)
Prepaid expenses and other current assets	(708)	(491)
Deferred inventory costs	(1,555)	668
Other non-current assets	1,627	59
Accounts payable	2,624	(5,276)
Accrued liabilities and other expenses	(6,502)	(2,899)
Deferred revenue	2,254	(1,813)
Accrued warranty	(489)	(238)

Net cash provided by (used in) operating activities	2,277	(2,931)

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(75,656)	(32,013)
Proceeds from maturities and calls of investments	68,598	22,804
Proceeds from disposal of assets	85	49
Purchase of property and equipment	(4,692)	(5,960)
Change in restricted cash	99	384

Net cash used in investing activities	(11,566)	(14,736)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	4,397	4,335
Repurchase of common stock	(2)	(8)
Payments for purchase of assets under financing arrangement	(87)	—

Net cash provided by financing activities	4,308	4,327

Effect of exchange rate changes on cash	(61)	(59)

Net change in cash and cash equivalents	(5,042)	(13,399)
Cash and cash equivalents at beginning of period	109,859	166,770

Cash and cash equivalents at end of period	$104,817	$153,371

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$335	$942

Infinera Corporation

Supplemental Financial Information

	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09	Q1’10
Revenue(1)	$90.8	$80.9	$86.2	$66.6	$68.9	$83.4	$90.2	$95.8
Gross Margin % (1)	47%	42%	36%	31%	31%	38%	40%	41%

Invoiced Shipment Composition:
Domestic %	78%	81%	73%	74%	64%	63%	74%	79%
International %	22%	19%	27%	26%	36%	37%	26%	21%
Largest Customer%	21%	27%	23%	30%	20%	15%	17%	22%

Cash Related Information:
Cash from Operations	$5.6	$9.9	$(5.4)	$(2.9)	$(18.8)	$(8.3)	$(2.7)	$2.3
Capital Expenditures	$4.8	$5.9	$7.8	$6.0	$2.8	$2.8	$4.4	$4.7
Depreciation & Amortization	$2.9	$3.4	$4.1	$3.9	$4.0	$4.2	$4.5	$4.0
DSO’s	57	55	74	61	72	61	71	56

Inventory Metrics:
Raw Materials	$9.2	$10.0	$9.1	$7.7	$10.1	$7.4	$6.9	$7.5
Work in Process	$34.6	$35.8	$37.9	$43.2	$40.1	$36.2	$32.1	$31.5
Finished Goods	$13.8	$12.8	$12.0	$13.6	$22.3	$29.3	$29.9	$33.0

Total Inventory	$57.6	$58.6	$59.0	$64.5	$72.5	$72.9	$68.9	$72.0
Inventory Turns(1)	3.3	3.2	3.8	2.8	2.6	3.0	3.2	3.2
Worldwide Headcount	853	889	937	962	973	970	974	999

(1)

Periods from Q2’08 through Q4’08 reflect Adjusted GAAP results and non-GAAP adjustments. Periods Q1’09 and going forward reflect non-GAAP results. Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.